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                                                                    Exhibit 10.3

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT is dated as of April 18, 2002, by and between First Reserve, Inc. (the "Company") and James E. Newmeyer (the "Seller").

     WHEREAS, the Company wishes to purchase, and the Seller is willing to sell, 39,700 shares of the outstanding common stock of the Company (the "Shares") from the Seller in exchange for the Purchase Price (as herein defined), subject to the terms and conditions contained in this Agreement;

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the foregoing recitals are true and correct and further agree as follows:

     1. Purchase and Sale. On or before April 19, 2002 (the "Closing"), the Seller shall sell, assign, transfer, convey and deliver the Shares to the Company, free and clear of any and all liens, claims and encumbrances, and the Seller shall evidence such transaction by delivering to the Company certificates for the Shares along with stock power(s) duly endorsed in blank, in the name of the Company, with all applicable documentary stamp and/or transfer taxes paid by the Seller.

     2. Consideration. In consideration of the conveyance of the Shares to Company, at the Closing the Company shall deliver to the Seller $53,595 (the "Purchase Price") in cash by bank or Company check or wire transfer of funds.

     3. Seller's Representations and Warranties. In order to induce Company to enter into this Agreement and purchase the Shares, the Seller makes the following representations and warranties to Company, which representations and warranties shall be true and correct as of the Closing as well as on the date hereof:

          3.1 All action on the part of the Seller necessary for the authorization, execution, and delivery of this Agreement, the performance of all obligations of the Seller hereunder, and the sale and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms. Neither the Seller's execution and delivery of this Agreement nor its consummation of the transactions contemplated hereby requires the approval or consent of any third party.

          3.2 The Seller is the sole legal, record and beneficial owner of the Shares and has the right now and until the Closing to sell the Shares. The Shares are duly and validly issued and authorized, fully paid and non-assessable. Upon the conveyance of the Shares as


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contemplated hereby, the Company will be vested with legal and valid title to the Shares, free and clear of all liens, pledges, security interests, irrevocable proxies, encumbrances or restrictions of any kind.

     4. Company's Representations and Warranties. In order to induce the Seller to enter into this Agreement and sell the Shares, Company makes the following representations and warranties to the Seller, which representations and warranties shall be true and correct as of the Closing as well as the date hereof:

          4.1 All corporate action on the part of the Company necessary for the authorization, execution, and delivery of this Agreement and the performance of all obligations of the Company hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms. Neither the Company's execution and delivery of this Agreement nor its consummation of the transactions contemplated hereby requires the approval or consent of any third party.

          4.2 Neither the Company's execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby requires the approval or consent of any third party.

     5.   Survival and Indemnification.

          5.1 The representations, warranties, covenants and agreements contained herein to be performed or complied with after the Closing shall survive without limitation as to time, unless the covenant or agreement specifies a term, in which case such covenant or agreement shall survive until the expiration of such specified term.

          5.2 The party against whom indemnification is sought (the "Indemnifying Party") in writing of any claim for indemnification, specifying in detail the basis of such claim, the facts pertaining thereto and, if known, the amount, or an estimate of the amount, of the liability arising therefrom. The Indemnified Party shall provide to the Indemnifying Party as promptly as practicable thereafter all information and documentation necessary to support and verify the claim asserted and the Indemnifying Party shall be given reasonable access to all books and records in the possession or control of the Indemnified Party or any of its affiliates which the Indemnifying Party reasonably determines to be related to such claim.

     6. Expenses. Except as otherwise provided herein, each of the parties will bear their own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

     7. Notices. Any notices, requests, demands and other communications required or permitted to be given hereunder must be in writing and will be deemed to have been duly given when personally delivered or facsimile transmitted, or three days after deposit in the United

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States mail, by certified mail, postage prepaid, return receipt requested, at the addresses set forth on the signature page hereto.

     8. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersede all prior agreements, understandings, negotiations and discussions, both written and oral, between the parties hereto with respect to the sale of the Shares to the Company.

     9. Benefits; Binding Effect; Assignment. This Agreement is for the benefit of and binding upon the parties hereto, their respective successors and, where applicable, assigns. Neither party may assign this Agreement or any of its rights, interests or obligations hereunder without the prior approval of the other party.

     10. Waiver. No waiver of any of the provisions of this Agreement will be deemed to constitute or will constitute a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

     11. No Third Party Beneficiary. Unless otherwise expressed in this Agreement, nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any person or entity other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     12. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which will be deemed to be one and the same instrument.

     13. Disputes. All claims, disputes and other matters in question between the parties to this Agreement, arising out of or relating to this Agreement or the breach thereof, shall be filed and heard only in the state and federal courts of Florida sitting in Miami-Dade County. In the event of such litigation, the prevailing party shall be entitled to an award of attorneys' fees and costs (including pre-trial, trial or appellate level costs).

     14. Remedies Cumulative. No remedy made available by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy is cumulative and is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

     15. Equitable Remedies. The Seller acknowledges and agrees that Company will not have an adequate remedy at law in the event of any breach by the Seller of this Agreement and that, therefore, Company shall be entitled, in addition to any other remedies which may be available to it, to injunctive and/or other equitable relief to prevent or remedy a breach.

     16. Further Documentation. The parties shall execute and deliver any other instruments or documents and take any further actions after the execution of this Agreement,

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which may be reasonably required for the implementation of this Agreement and the transactions contemplated hereby.

     17. Governing Law. This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of Florida.

     IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

                                        FIRST RESERVE, INC.



                                        By:   /s/ Allen C. Harper
                                              Allen C. Harper
                                              Chief Executive Officer


                                        SELLER:



                                              /s/ James E. Newmeyer
                                              James E. Newmeyer

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